UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

March 3, 2011
Date of Report (Date of earliest event reported)

The China Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	811-05749	000000000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o State Street Bank and Trust Company
2 Avenue de Lafayette,
P.O. Box 5049, Boston, Massachusetts	02206-5049
(Address of principal executive offices)	(Zip Code)

1(888)246-2255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of a Matter to a Vote of Security Holders.

Section (a)
The annual meeting of the stockholders of The China Fund, Inc. (the “Fund”) was held on March 3, 2011.

Section (b)
The voting results for the proposal considered at the annual stockholders meeting are as follows:

1.	Election of Directors – The stockholders of the Fund elected William C. Kirby and Nigel S. Tulloch to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2014.

Director	Votes cast “for”	Votes “withheld”
William C. Kirby	18,305,366	313,324
Nigel S. Tulloch	16,474,326	2,144,364

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 4, 2011

By:  /s/ Tracie A. Coop
Name: Tracie A. Coop
Title:   Secretary